EXHIBIT 10.2          Amendment to Distributor Agreement

                                Amendment to

           Dura Track Enterprises International Distributor Agreement

This Amendment is made between Adele Paulsen, business woman, of 7744 Morley Street, Burnaby, B.C., Canada V2P 2K5 (hereinafter referred to as "PAULSEN" ) and Dura Track Enterprises, Inc., a company duly incorporated in the State of Nevada, of Suite 6-D, 3638 North Rancho Drive, Las Vegas, Nevada, USA 89130 (hereinafter referred to as "DT").

Both parties agree to waive the royalty of 20% (twenty percent) of the gross sales amount with an annual minimum royalty of $50,000 (fifty thousand dollars) in legal US currency as set forth in Clause 3 (Basic Transaction) of the International Distributor Agreement dated May 1, 2004. Such waiver shall be in effect until May 1, 2006.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date specified below.


PAULSEN

Signature: /s/ Adele Paulsen
           -----------------

Printed Name: Adele Paulsen

Date Signed: February 22, 2005


Dura Track Enterprises, Ltd.

Signature: /s/ Darrel Crimeni
           ------------------

Printed Name: Darrel Crimeni

Date Signed: February 22, 2005